First Eagle Senior Loan Fund
Schedule of Investments† (unaudited)	March 31, 2021

Investments	Principal	Value

SENIOR LOANS(a) – 125.0% (90.0% of Total Investments)
Aerospace & Defense – 1.3%
New Constellis Borrower LLC, Term B Loan - First Lien, 8.500% (1-Month USD LIBOR + 7.500%, 1.000% Floor), 03/27/24(b)(c)	$485,677	$484,665
New Constellis Borrower LLC, PIK - Second Lien, 12.000% (1-Month USD LIBOR + 11.00%, 1.000% Floor), 03/27/25	454,413	407,079
Peraton Corp., Term Loan B - First Lien, 4.500% (3-Month USD LIBOR + 3.750%, 0.750% Floor), 02/22/28	591,324	592,312
Total Aerospace & Defense		1,484,056

Automotive – 4.2%
Douglas Dynamics LLC, Term Loan B – First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 06/08/26	367,216	366,988
GC EOS Buyer, Inc., Initial Term Loan - First Lien, 4.609% (3-Month USD LIBOR + 4.500%), 08/01/25	830,681	822,063
Navistar, Inc., Tranche B Term Loan - First Lien, 3.620% (1-Month USD LIBOR + 3.500%), 11/06/24	1,940,000	1,943,638
Panther BF Aggregator 2 LP, Amendment No. 1 Dollar Term Loan - First Lien, 3.359% (1-Month USD LIBOR + 3.250%), 04/30/26	997,916	989,184
Truck Hero, Inc., Initial Term Loan - First Lien, 4.500% (1-Month USD LIBOR + 3.750%, 0.750% Floor), 01/31/28	780,000	779,298
Total Automotive		4,901,171

Banking, Finance, Insurance & Real Estate – 7.6%
Alliant Holdings Intermediate LLC (Alliant Holdings I LLC), 2020 New Term Loan - First Lien, 4.250% (1-Month USD LIBOR + 3.750%, 0.500% Floor), 11/05/27	486,796	486,752
Aretec Group, Inc. (Cetera Financial Group), Term Loan - First Lien, 4.359% (1-Month USD LIBOR + 4.250%), 10/01/25	1,162,069	1,162,795
AssuredPartners, Inc., 2020 February Refinancing Term Loan - First Lien, 3.609% (1-Month USD LIBOR + 3.500%), 02/12/27	1,128,915	1,117,626
Avison Young Canada, Inc., Term Loan - First Lien, 5.212% (3-Month USD LIBOR + 5.000%), 02/01/26(b)	1,636,771	1,634,725
Citadel LLC, Term Loan B - First Lien, 2.615% (3-Month USD LIBOR + 2.500%), 02/27/28	785,718	778,513
Hub International Limited, Incremental Term Loan B-3 - First Lien, 4.000% (3-Month USD LIBOR + 3.250%, 0.750% Floor), 04/25/25	1,357,847	1,358,974
Jane Street Group, LLC, Dollar Term Loan - First Lien, 2.859% (1-Month USD LIBOR + 2.750%), 01/26/28	778,050	771,728
Kestra Advisor Services Holdings A, Inc. (Kestra Financial), Term Loan - First Lien, 4.360% (1-Month USD LIBOR + 4.250%), 06/03/26	812,625	809,578
Ryan Specialty Group, LLC, Initial Term Loan - First Lien, 3.750% (1-Month USD LIBOR + 3.250%, 0.750% Floor), 09/01/27	394,958	395,616
Sedgwick Claims Management Services, Inc., Term Loan B - First Lien, 3.359% (1-Month USD LIBOR + 3.250%), 12/31/25	452,094	446,662
Total Banking, Finance, Insurance & Real Estate		8,962,969

Beverage, Food & Tobacco – 0.5%
Arterra Wines Canada, Inc. (Constellation Brands), Term Loan - First Lien, 4.250% (3-Month USD LIBOR + 3.500%, 0.750% Floor), 11/24/27	578,293	579,739

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (continued)	March 31, 2021

Investments	Principal	Value

SENIOR LOANS(a) (continued)
Capital Equipment – 0.6%
Blount International, Inc., 2018 Term Loan B - First Lien (LIBOR + 3.750%, 1.000% Floor), 04/12/23(c)	$386,609	$388,058
Granite Holdings US Acquisition Co (Howden), Replacement Term Loan B - First Lien, 4.203% (3-Month USD LIBOR + 4.000%), 09/30/26(b)	271,736	271,397
Total Capital Equipment		659,455

Chemicals, Plastics & Rubber – 1.2%
Polar US Borrower (SI Group, Inc.), Term Loan - First Lien, 4.857% (1-Month USD LIBOR + 4.750%), 10/15/25(b)	1,461,313	1,454,006

Construction & Building – 1.7%
Amentum Government Services Holdings LLC (AECOM Technology Corp.), Term Loan - First Lien, 5.500% (3-Month USD LIBOR + 4.750%, 0.750% Floor), 01/29/27	750,000	753,750
Brookfield WEC Holdings Inc., Initial Term Loan 2021 - First Lien, 3.250% (1-Month USD LIBOR + 2.750%, 0.500% Floor), 08/01/25	589,443	585,208
Yak Access LLC (Yak Mat), Term Loan B - First Lien, 5.109% (1-Month USD LIBOR + 5.000%), 07/11/25	683,077	627,720
Total Construction & Building		1,966,678

Consumer Goods: Durable – 0.7%
Spectrum Brands, Inc., Term Loan B - First Lien, 2.500% (3-Month USD LIBOR + 2.000%, 0.500% Floor), 02/19/28	810,833	810,582

Consumer Goods: Non-Durable – 3.3%
Alphabet Holding Co., Inc. (Nature's Bounty), Initial Term Loan - First Lien, 3.609% (1-Month USD LIBOR + 3.500%), 09/26/24	1,215,613	1,208,873
International Textile Group, Inc., Term Loan - First Lien, 5.260% (LIBOR + 5.000%), 05/01/24	3,147	2,966
Olaplex, Inc., Term Loan - First Lien, 7.500% (LIBOR + 6.500%, 1.000% Floor), 01/08/26(b)	987,341	987,341
Outerstuff LLC, Closing Date Loan - First Lien, 6.000% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 12/29/23(c)	965,327	641,947
Pure Fishing, Inc. (SP PF Buyer), Term Loan - First Lien, 4.609% (1-Month USD LIBOR + 4.500%), 12/21/25	998,820	967,188
Renfro Corp., Term Loan - First Lien, 10.000% (1-Month USD LIBOR + 9.000%, 1.000% Floor), 02/12/21(b)	52,387	49,505
Total Consumer Goods: Non-Durable		3,857,820

Containers, Packaging & Glass – 2.0%
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan - First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 10/19/23	398,195	398,446
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan - Second Lien, 9.500% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 10/21/24(b)	1,140,000	1,138,575
Reynolds Group Holdings, Inc., Term Loan - First Lien, 3.359% (1-Month USD LIBOR + 3.250%), 02/05/26	807,950	800,072
Total Containers, Packaging & Glass		2,337,093

Energy: Oil & Gas – 2.3%
HGIM Corp. (Harvey Gulf), Term Loan (Exit) - First Lien, 7.000% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 07/03/23	2,500,835	1,436,730

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (continued)	March 31, 2021

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Energy: Oil & Gas – 2.3% (continued)
PSS Industrial Group (Pipeline Supply & Service), Term Loan - First Lien, 7.500% (LIBOR + 6.000%, 1.500% Floor), 04/10/25(b)	$411,857	$329,486
W3 Topco LLC (Total Safety), Term Loan B - First Lien, 6.000% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 08/16/25	925,000	928,154
Total Energy: Oil & Gas		2,694,370

Environmental Industries – 2.1%
EnergySolutions (Energy Capital Partners), Term Loan B - First Lien, 4.750% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 05/09/25	1,652,181	1,649,084
PSC Industrial Outsourcing, LP, Term Loan - First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 10/11/24	795,940	780,590
Total Environmental Industries		2,429,674

Healthcare & Pharmaceuticals – 13.7%
Alvogen Pharma US, Inc., January 2020 Loan - First Lien, 6.250% (LIBOR + 5.250%, 1.000% Floor), 12/31/23	3,451,840	3,448,388
Carestream Health, Inc. (Onex), 2023 Extended Term Loan - First Lien, 7.750% (LIBOR + 6.750%, 1.000% Floor), 05/08/23	2,207,301	2,203,858
Carestream Health, Inc. (Onex), 2023 Extended Term Loan - Second Lien, 13.500% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 08/08/23(b)	1,588,187	1,450,547
Civitas Solutions Inc. (National Mentor Holdings), Term Loan - Second Lien, 8.000% (1-Month USD LIBOR + 7.250%, 0.750% Floor), 02/17/29(b)	280,000	283,500
Civitas Solutions Inc. (National Mentor Holdings), Term Loan B - First Lien, 4.500% (3-Month USD LIBOR + 3.750%, 0.750% Floor), 02/17/28	705,539	702,100
Civitas Solutions Inc. (National Mentor Holdings), Term Loan C - First Lien, 4.500% (3-Month USD LIBOR + 3.750%, 0.750% Floor), 02/18/28	23,518	23,403
EyeCare Partners, LLC, Initial Term Loan - First Lien, 3.859% (1-Month USD LIBOR + 3.750%), 02/18/27	1,815,235	1,800,995
LifeScan Global Corp., Term Loan - First Lien, 6.238% (3-Month USD LIBOR + 6.000%), 10/01/24	1,428,882	1,388,816
National Seating & Mobility, Inc., Term Loan - First Lien, 5.359% (1-Month USD LIBOR + 5.250%), 11/16/26	685,079	687,220
RegionalCare Hospital Partners Holdings, Inc. (Lifepoint Health), Term Loan B - First Lien, 3.865% (1-Month USD LIBOR + 3.750%), 11/16/25	1,183,526	1,182,520
Women's Care Holdings Inc., Term Loan B - First Lien, 5.250% (3-Month USD LIBOR + 4.500%, 0.750% Floor), 01/14/28(b)	483,333	484,742
Women's Care Holdings Inc., Term Loan B - Second Lien, 9.000% (3-Month USD LIBOR + 8.250%, 0.750% Floor), 01/14/29(b)	430,000	430,000
WP Citymd Bidco, Term Loan B - First Lien, 4.500% (3-Month USD LIBOR + 3.750%, 0.750% Floor), 08/13/26	1,977,088	1,977,918
Total Healthcare & Pharmaceuticals		16,064,007

High Tech Industries – 21.9%
Advanced Computer Software (Air Newco LLC / Aston FInCo S.a.r.l.), Term Loan B - First Lien, 4.360% (1-Month USD LIBOR + 4.250%), 10/09/26	990,000	985,981
AppLovin Corp., Term Loan B - First Lien, 3.609% (1-Month USD LIBOR + 3.500%), 08/15/25(c)	3,096,180	3,097,325

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (continued)	March 31, 2021

Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 21.9% (continued)
AQA Acquisition Holding, Inc., Term Loan B - First Lien, 4.750% (3-Month USD LIBOR + 4.250%, 0.500% Floor), 11/20/27	$972,656	$976,916
Banff Merger Sub Inc., 2021 Replacement Dollar Term Loan - First Lien, 3.859% (1-Month USD LIBOR + 3.750%), 10/02/25	1,003,476	1,000,455
Cision (Castle US Holding Corp.), Term Loan B - First Lien, 3.953% (3-Month USD LIBOR + 3.750%), 01/29/27	1,276,562	1,262,998
Cornerstone OnDemand, Inc., Term Loan B - First Lien, 4.361% (1-Month USD LIBOR + 4.250%), 04/22/27	444,359	445,332
Dcert Buyer Inc., Term Loan - Second Lien, 7.109% (1-Month USD LIBOR + 7.000%), 02/16/29	1,000,000	1,009,380
Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories), Term Loan B - First Lien, 4.750% (1-Month USD LIBOR + 4.000%, 0.750% Floor), 12/01/27	719,427	720,147
Idera Inc., Term Loan - Second Lien, 7.500% (3-Month USD LIBOR + 6.750%), 02/03/29(b)	1,000,000	1,002,500
ION Trading Technologies, Term Loan B - First Lien (LIBOR + 4.750%), 03/26/28(c)	1,200,000	1,201,500
MH Sub I LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 3.609% (1-Month USD LIBOR + 3.500%), 09/16/24	1,872,922	1,855,486
MH Sub I LLC/Indigo/WebMD Health, Term Loan - Second Lien, 6.365% (1-Month USD LIBOR + 6.250%), 02/12/29	180,000	181,350
Milano Acquisition Corp., Term Loan - First Lien (LIBOR + 4.000%, 0.750% Floor), 10/01/27(c)	1,305,000	1,301,737
Perforce Software, Inc., Refinancing Term Loan B - First Lien, 3.859% (1-Month USD LIBOR + 3.750%), 07/01/26	985,031	977,028
Quest Software (Dell Software Group / Seahawk Holding Cayman Ltd.), Term Loan - First Lien, 4.462% (3-Month USD LIBOR + 4.250%), 05/16/25	1,356,588	1,357,681
QuickBase, Inc., Term Loan - First Lien, 4.109% (1-Month USD LIBOR + 4.000%), 03/27/26	1,031,625	1,030,124
Rocket Software, Inc., Term Loan - First Lien, 4.359% (1-Month USD LIBOR + 4.250%), 11/28/25	1,308,852	1,308,282
S2P Acquisition Borrower, Inc. (Jaggaer), Term Loan - First Lien, 4.109% (1-Month USD LIBOR + 4.000%), 08/14/26	942,315	944,087
SonicWALL, Inc., Term Loan - First Lien, 3.682% (3-Month USD LIBOR + 3.500%), 05/16/25	519,637	514,313
SonicWALL, Inc., Term Loan - Second Lien, 7.682% (3-Month USD LIBOR + 7.500%), 05/18/26	193,408	183,496
Starfish-V Merger Sub Inc., 2021 Refinancing Term Loan - First Lien, 5.500% (3-Month USD LIBOR + 4.750%, 0.750% Floor), 08/16/24	2,193,290	2,193,290
TriTech Software Systems (Superion/SuperMoose), Term Loan - First Lien, 3.953% (3-Month USD LIBOR + 3.750%), 08/29/25	1,303,333	1,252,132
VeriFone Systems, Inc., Term Loan - First Lien, 4.182% (3-Month USD LIBOR + 4.000%), 08/20/25	999,798	977,853
Total High Tech Industries		25,779,393

Hotel, Gaming & Leisure – 6.9%
Alterra Mountain Co., Term B Loan - First Lien, 5.500% (1-Month USD LIBOR + 4.500%, 1.000% Floor), 08/01/26(b)	1,305,730	1,312,259
AP Gaming I LLC (American Gaming Systems), 2018 Term Loan B - First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 02/15/24	1,216,093	1,193,674

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (continued)	March 31, 2021

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Hotel, Gaming & Leisure – 6.9% (continued)
Cineworld Finance US, Inc. (Crown Finance US, Inc.), Initial Dollar Tranche Term Loan – First Lien, 3.500% (3-Month USD LIBOR + 2.500%, 1.000% Floor), 02/28/25	$461,052	$395,269
Cineworld Finance US, Inc. (Crown Finance US, Inc.), Term Loan B1 – First Lien, 7.000% (1.000% Floor), 05/23/24	366,779	465,580
Miller's Ale House, Inc., Term Loan - First Lien, 4.862% (3-Month USD LIBOR + 4.750%), 05/30/25	1,167,000	1,115,459
Portillo's Holdings LLC, Term Loan - First Lien, 6.500% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 09/06/24	492,500	491,577
Stats, LLC (Peak Jersey Holdco Ltd), Term Loan - First Lien, 5.448% (3-Month USD LIBOR + 5.250%), 07/10/26	1,556,684	1,556,692
Twin River Management Group, Inc., Term Loan B1 - First Lien, 9.000% (3-Month USD LIBOR + 8.000%, 1.000% Floor), 05/10/26(b)	178,650	192,272
Whatabrands LLC, Term Loan B - First Lien, 2.856% (1-Month USD LIBOR + 2.750%), 07/31/26	1,435,807	1,428,628
Total Hotel, Gaming & Leisure		8,151,410

Media: Broadcasting & Subscription – 4.4%
Mega Broadband Investments Holdings LLC, Initial Term Loan - First Lien, 3.750% (3-Month USD LIBOR + 3.000%, 0.750% Floor), 11/12/27	786,075	785,340
Radiate Holdco LLC (RCN Grande), Term Loan B - First Lien, 4.250% (1-Month USD LIBOR + 3.500%, 0.750% Floor), 09/25/26	379,050	379,351
Terrier Media Buyer Inc. (Cox Media Group), 2021 Term Loan B - First Lien, 3.609% (1-Month USD LIBOR + 3.500%), 12/17/26	2,357,674	2,339,826
Univision Communications, Inc., 2020 Repalcement Term Loan - First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 03/15/26	542,071	542,564
UPC Financing Partnership, Term Loan B1 - First Lien, 3.606% (1-Month USD LIBOR + 3.500%), 01/31/29	565,817	565,011
UPC Financing Partnership, Term Loan B2 – First Lien, 3.606% (1-Month USD LIBOR + 3.500%), 01/31/29	565,817	565,011
Total Media: Broadcasting & Subscription		5,177,103

Media: Diversified & Production – 3.8%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B - First Lien, 4.625% (1-Month USD LIBOR + 4.500%), 02/19/26	2,331,764	2,314,521
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), New Term Loan B-1 – First Lien, 2.940% (3-Month USD LIBOR + 2.750%), 05/16/25	1,336,467	1,266,490
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-2 Loan - First Lien, 9.500% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 05/16/25	874,668	929,334
Total Media: Diversified & Production		4,510,345

Metals & Mining – 0.7%
ASP Prince Merger Sub, Inc. (PMHC II), Term Loan - First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 03/31/25	792,056	774,730

Retail – 4.0%
Apro LLC (United Pacific), Term Loan B - First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 11/14/26	1,267,174	1,267,972

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (continued)	March 31, 2021

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Retail – 4.0% (continued)
Bass Pro Group, LLC, Term Loan B - First Lien, 5.000% (LIBOR + 4.250%, 0.750% Floor), 02/26/28	$1,187,025	$1,190,438
Mavis Tire Express Services (EOC Group, Inc.), Closing Date Term Loan - First Lien, 3.359% (1-Month USD LIBOR + 3.250%), 03/20/25	800,135	798,635
Mavis Tire Express Services (EOC Group, Inc.), Term Loan B2 - First Lien, 5.000% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 03/20/25	389,025	388,904
Wand Newco 3, Inc. (Caliber Collision/ABRA Augo Body), Term Loan B - First Lien, 3.109% (1-Month USD LIBOR + 3.000%), 02/05/26	1,105,383	1,094,218
Total Retail		4,740,167

Services: Business – 19.5%
ABC Financials (Project Accelerate Parent LLC), New Tranche Term Loan - First Lien, 5.250% (1-Month USD LIBOR + 4.250%, 1.000% Floor), 01/02/25(b)	869,841	838,670
Air Methods Corp., Term Loan B - First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 04/21/24	818,454	794,158
CCI Buyer, Inc. (Consumer Cellular), Term Loan B - First Lien, 4.750% (3-Month USD LIBOR + 4.000%, 0.750% Floor), 12/11/27	788,667	790,765
CIBT Solutions Inc., Initial Term Loan - First Lien (LIBOR + 3.750%, 1.000% Floor), 06/03/24(c)	470,002	392,306
CT Technologies Intermediate Holdings, Inc. (HealthPort), Term Loan - First Lien, 6.000% (1-Month USD LIBOR + 5.000%, 1.000% Floor), 12/16/25	1,579,694	1,584,299
Deliver Buyer (Material Handling Systems, Inc./MHS), Term Loan B - First Lien, 7.250% (3-Month USD LIBOR + 6.250%, 1.000% Floor), 05/01/24	1,181,325	1,190,924
Deluxe Entertainment Services Group, Inc., Term Loan - First Lien, 7.500% (3-Month USD LIBOR + 5.000%, 1.000% Floor + 1.500% PIK), 03/25/24(b)(d)(e)	238,275	114,372
EagleView Technology Corp., Term Loan - First Lien, 3.690% (1-Month USD LIBOR + 3.500%), 08/14/25	977,500	964,670
Ensemble Health Partners, Term Loan - First Lien, 3.962% (3-Month USD LIBOR + 3.750%), 08/03/26	608,456	608,313
Enterprise Merger Sub, Inc. (Envision Healthcare), Term Loan - First Lien, 3.859% (1-Month USD LIBOR + 3.750%), 10/10/25	1,908,300	1,652,674
Great Dane Merger Sub, Inc. (CommerceHub), Term Loan B1 - First Lien, 4.750% (1-Month USD LIBOR + 4.000%, 0.750% Floor), 12/02/27	802,156	803,913
Great Dane Merger Sub, Inc. (CommerceHub), Term Loan B2 - Second Lien, 7.750% (3-Month USD LIBOR + 7.000%, 0.750% Floor), 12/02/28(b)	480,000	492,000
Guidehouse LLP, Term Loan - First Lien, 4.109% (1-Month USD LIBOR + 4.000%), 05/01/25	1,186,303	1,188,634
Hertz Corp., DIP Delayed Draw Term Loan - First Lien, 8.250% (1-Month USD LIBOR + 7.250%, 1.000% Floor), 12/31/21	1,172,727	1,186,653
IRI Holdings, Inc. (Information Resources), Term Loan (Add-On) - First Lien, 5.109% (1-Month USD LIBOR + 5.000%), 12/01/25(b)	1,630,803	1,638,957
Mitchell International, Inc., Term Loan - First Lien, 3.365% (3-Month USD LIBOR + 3.250%), 11/29/24	1,759,409	1,734,364

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (continued)	March 31, 2021

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 19.5% (continued)
Pharmaceutical Product Development, Inc., Initial Term Loan - First Lien, 2.750% (1-Month USD LIBOR + 2.250%, 0.500% Floor), 01/13/28	$790,000	$787,251
Red Ventures LLC, Term Loan B - First Lien, 4.250% (1-Month USD LIBOR + 3.500%, 0.750% Floor), 11/08/24	309,901	310,288
Red Ventures LLC, Term Loan B-2 - First Lien, 2.609% (1-Month USD LIBOR + 2.500%), 11/08/24	1,551,421	1,514,458
RXB Holdings, Inc. (RxBenefits), Term Loan - First Lien, 6.000% (3-Month USD LIBOR + 5.250%, 0.750% Floor), 12/15/27(b)	780,644	780,643
Teneo Holdings LLC, Term Loan B – First Lien, 6.250% (1-Month USD LIBOR + 5.250%, 1.000% Floor), 07/12/25	1,477,500	1,478,793
Travel Leaders Group LLC, New Term Loan B - First Lien, 4.109% (1-Month USD LIBOR + 4.000%), 01/25/24	972,500	914,442
Upstream Newco, Inc., Term Loan - First Lien, 4.609% (1-Month USD LIBOR + 4.500%), 11/20/26	734,355	733,899
Verra Mobility Corp. (VM Corp./ATS Consolidated), Term Loan B-1 - First Lien, 3.364% (1-Month USD LIBOR + 3.250%), 02/28/25	446,256	444,192
Total Services: Business		22,939,638

Services: Consumer – 7.7%
Air Medical Group Holdings, Inc., Term Loan B – First Lien, 5.750% (3-Month USD LIBOR + 4.750%, 1.000% Floor), 10/02/25	1,177,050	1,175,137
Aspen Dental Management Inc., Amendment No. 4 Refinancing Term Loan - First Lien, 3.750% (LIBOR + 3.250%, 0.500% Floor), 12/23/27	786,667	780,712
Cambium Learning, Inc., Initial Term Loan - First Lien, 5.250% (3-Month USD LIBOR + 4.500%, 0.750% Floor), 12/18/25	1,187,756	1,190,654
Phoenix Guarantor (BrightSpring Health), Term Loan - First Lien (LIBOR + 3.500%), 03/05/26(c)	808,000	802,825
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan - First Lien, 3.359% (1-Month USD LIBOR + 3.250%), 05/01/25	789,635	780,653
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan - First Lien, 4.750% (3-Month USD LIBOR + 4.000%, 0.750% Floor), 05/01/25	394,305	396,111
Renaissance Holding Corp., Initial Term Loan - First Lien, 3.359% (1-Month USD LIBOR + 3.250%), 05/30/25	398,974	390,039
Renaissance Holding Corp., Term Loan - Second Lien, 7.115% (1-Month USD LIBOR + 7.000%), 05/30/26	360,000	360,090
Revint Intermediate II, LLC, Initial Term Loan - First Lien, 5.750% (1-Month USD LIBOR + 5.000%, 0.750% Floor), 10/15/27	316,236	317,818
Storable Inc., Term Loan - First Lien (LIBOR + 3.250%, 0.500% Floor), 02/26/28(c)	598,352	593,679
Uber Technologies, Inc., 2021 Incremental Term Loan - First Lien, 3.609% (1-Month USD LIBOR + 3.500%), 04/04/25	1,206,897	1,202,999
United PF Holdings LLC, Term Loan - First Lien, 9.500% (LIBOR + 8.500%, 1.000% Floor), 12/30/26(b)	995,000	1,002,462
Total Services: Consumer		8,993,179

Telecommunications – 6.2%
CenturyLink, Inc., Term Loan B - First Lien, 2.359% (1-Month USD LIBOR + 2.250%), 03/15/27	691,881	685,706
GTT Communications B.V., Delayed Draw - First Lien, 6.000% (1-Month USD LIBOR + 5.000%, 1.000% Floor), 12/28/21	597,149	610,211

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (continued)	March 31, 2021

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Telecommunications – 6.2% (continued)
GTT Communications B.V., Term Loan - First Lien, 6.000% (1-Month USD LIBOR + 5.000%, 1.000% Floor), 12/31/21	$522,670	$534,103
GTT Communications, Inc. - Closing Date Term Loan - First Lien, 2.860% (3-Month USD LIBOR + 2.750%), 05/31/25	868,832	737,013
Rackspace Technology Global Inc., 2021 Term Loan B - First Lien, 3.500% (3-Month USD LIBOR + 2.750%, 0.750% Floor), 02/02/28	1,181,275	1,172,351
Zayo Group Holdings, Inc., Initial Dollar Term Loan - First Lien, 3.109% (1-Month USD LIBOR + 3.000%), 03/09/27(c)	3,628,739	3,604,336
Total Telecommunications		7,343,720

Transportation: Cargo – 3.0%
Genesee & Wyoming, Inc., Term Loan - First Lien, 2.203% (3-Month USD LIBOR + 2.000%), 12/30/26	1,195,885	1,193,457
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan - First Lien, 6.500% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 08/18/22	1,806,238	1,806,238
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan - Second Lien, 9.500% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 08/18/23(b)	500,000	492,500
Total Transportation: Cargo		3,492,195

Utilities: Electric – 1.3%
Granite Acquisition Inc. (Wheelabrator), Term Loan - First Lien, 3.250% (1-Month USD LIBOR + 2.750%, 0.500% Floor), 03/16/28	798,000	796,671
PG&E (Pacific Gas and Electric Co.), Term Loan - First Lien, 3.500% (3-Month USD LIBOR + 3.000%, 0.500% Floor), 06/23/25	744,375	744,606
Total Utilities: Electric		1,541,277

Wholesale – 4.4%
Foundation Building Materials - Term Loan - First Lien, 3.750% (1-Month USD LIBOR + 3.250%, 0.500% Floor), 01/29/28	792,000	785,763
United Natural Foods, Term Loan B - First Lien, 3.615% (1-Month USD LIBOR + 3.500%), 10/22/25	3,624,214	3,626,950
White Cap Buyer, LLC, Initial Closing Date Term Loan - First Lien, 4.500% (3-Month USD LIBOR + 4.000%, 0.500% Floor), 10/19/27	798,000	797,557
Total Wholesale		5,210,270

Total Senior Loans (Cost $146,714,656)		146,855,047

CORPORATE BONDS – 1.6% (1.1% of Total Investments)
Automotive – 0.3%
GC EOS Buyer, Inc., 9.250%, 08/01/25(f)	344,000	376,293

Transportation: Consumer – 1.3%
American Airlines, Inc./Aadvantage Loyalty Ip Ltd., 5.500%, 04/20/26(f)	712,000	741,416
American Airlines, Inc./Aadvantage Loyalty Ip Ltd., 5.750%, 04/20/29(f)	712,000	757,527
Total Transportation: Consumer		1,498,943

Total Corporate Bonds (Cost $1,760,892)		1,875,236

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (continued)	March 31, 2021

Investments	Shares	Value
COMMON STOCK – 0.1% (0.1% of Total Investments)
Aerospace & Defense – 0.1%
New Constellis Borrower LLC*(b)
(Cost $235,318)	23,090	$150,085
WARRANT – 0.1% (0.0% of Total Investments)
Healthcare & Pharmaceuticals – 0.1%
Carestream Health, Inc. (Onex), Expiration date: 01/06/22*(b)
(Cost $0)	32	50,934
MONEY MARKET FUND – 12.2% (8.8% of Total Investments)

Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Share Class, 0.01%(g)(h)
(Cost $14,324,382)	14,324,382	14,324,382

Total Investments in Securities - 139.0% (Cost $163,035,248)		163,255,684
Borrowings (Cost $45,500,000) – (38.7)%		(45,500,000)
Liabilities in Excess of Other Assets – (0.3)%		(298,896)
Net Assets – 100.0%		$117,456,788

*	Non-income producing security.
†	Securities are US securities, unless otherwise noted.
(a)	Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at March 31, 2021. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(b)	Fair Value Level 3 security. All remaining securities are categorized as Level 2 unless otherwise noted.
(c)	All or a portion of this position has not settled as of March 31, 2021. The Fund will not accrue interest on its senior loans until the settlement date at which point LIBOR will be established.
(d)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(e)	The Fund held defaulted securities for which the income has been deemed uncollectible. As of March 31, 2021, the aggregate value of those securities was $114,372, representing 0.1% of the Fund’s net assets. The Fund no longer accrues income on securities once the income has been deemed uncollectible.
(f)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $1,875,236 which represents approximately 1.6% of net assets as of March 31, 2021. Unless otherwise noted, 144A securities are deemed to be liquid.
(g)	Fair Value Level 1 security.
(h)	Rate shown reflects the 7-day yield as of March 31, 2021.

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Schedule of Investments† (unaudited) (concluded)	March 31, 2021

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	1.4%
Automotive	4.5
Banking, Finance, Insurance & Real Estate	7.6
Beverage, Food & Tobacco	0.5
Capital Equipment	0.6
Chemicals, Plastics & Rubber	1.2
Construction & Building	1.7
Consumer Goods: Durable	0.7
Consumer Goods: Non-Durable	3.3
Containers, Packaging & Glass	2.0
Energy: Oil & Gas	2.3
Environmental Industries	2.1
Healthcare & Pharmaceuticals	13.8
High Tech Industries	21.9
Hotel, Gaming & Leisure	6.9
Media: Broadcasting & Subscription	4.4
Media: Diversified & Production	3.8
Metals & Mining	0.7
Retail	4.0
Services: Business	19.5
Services: Consumer	7.7
Telecommunications	6.2
Transportation: Cargo	3.0
Transportation: Consumer	1.3
Utilities: Electric	1.3
Wholesale	4.4
Money Market Fund	12.2
Total Investments	139.0
Borrowings	(38.7)
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Notes to Schedule of Investments (unaudited)	March 31, 2021

1. ORGANIZATION

First Eagle Senior Loan Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a Certificate of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund is managed by First Eagle Alternative Credit, LLC (the “Adviser”).

The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in Senior Loans. The Senior Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund may also invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations. The Fund’s investments in high yield bonds, not including Senior Loans, will be limited to 10% of the Fund’s Managed Assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange, normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.

The Fund’s securities are valued by various methods, as described below:

Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria if the Committee does not believe that the pricing agent price reflects the current market value, the Adviser will determine a recommended method of valuing the Senior Loan for consideration by the Committee.

Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

First Eagle Senior Loan Fund
Notes to Schedule of Investments (unaudited) (continued)	March 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.

Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.

Money market funds are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation;(vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.

The valuation techniques used by the Fund to measure fair value for the period ended March 31, 2021 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

First Eagle Senior Loan Fund
Notes to Schedule of Investments (unaudited) (continued)	March 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurement (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2021:

Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$–	$999,391	$484,665	$1,484,056
Automotive	–	4,901,171	–	4,901,171
Banking, Finance, Insurance & Real Estate	–	7,328,244	1,634,725	8,962,969
Beverage, Food & Tobacco	–	579,739	–	579,739
Capital Equipment	–	388,058	271,397	659,455
Chemicals, Plastics & Rubber	–	–	1,454,006	1,454,006
Construction & Building	–	1,966,678	–	1,966,678
Consumer Goods: Durable	–	810,582	–	810,582
Consumer Goods: Non-Durable	–	2,820,974	1,036,846	3,857,820
Containers, Packaging & Glass	–	1,198,518	1,138,575	2,337,093
Energy: Oil & Gas	–	2,364,884	329,486	2,694,370
Environmental Industries	–	2,429,674	–	2,429,674
Healthcare & Pharmaceuticals	–	13,415,218	2,648,789	16,064,007
High Tech Industries	–	24,776,893	1,002,500	25,779,393
Hotel, Gaming & Leisure	–	6,646,879	1,504,531	8,151,410
Media: Broadcasting & Subscription	–	5,177,103	–	5,177,103
Media: Diversified & Production	–	4,510,345	–	4,510,345
Metals & Mining	–	774,730	–	774,730
Retail	–	4,740,167	–	4,740,167
Services: Business	–	19,074,996	3,864,642	22,939,638
Services: Consumer	–	7,990,717	1,002,462	8,993,179
Telecommunications	–	7,343,720	–	7,343,720
Transportation: Cargo	–	2,999,695	492,500	3,492,195
Utilities: Electric	–	1,541,277	–	1,541,277
Wholesale	–	5,210,270	–	5,210,270
Corporate Bonds*	–	1,875,236	–	1,875,236
Common Stock*	–	–	150,085	150,085
Warrant*	–	–	50,934	50,934
Money Market Fund	14,324,382	–	–	14,324,382
Total Investments	$14,324,382	$131,865,159	$17,066,143	$163,255,684

* Please refer to Schedule of Investments for a breakdown of valuations by industry.

First Eagle Senior Loan Fund
Notes to Schedule of Investments (unaudited) (continued)	March 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

Fair Value Measurement (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans	Common Stocks	Warrants	Total
Balance as of December 31, 2020	$21,729,054	$192,990	$53,261	$21,975,305
Realized gain/loss	(44,240)	44,275	62,235	62,270
Change in unrealized appreciation / (depreciation)	(424,874)	69,781	33,324	(321,769)
Amortization (accretion)	28,026	-	-	28,026
Purchases	5,147,137	-	-	5,147,137
Sales and principal paydowns	(4,950,567)	(156,961)	(97,886)	(5,205,414)
Transfers into Level 3	5,750,961	-	-	5,750,961
Transfers out of Level 3	(10,370,373)	-	-	(10,370,373)
Balance as of March 31, 2021	$16,865,124	$150,085	$50,934	$17,066,143
Net change in unrealized / (depreciation) attributable to level 3 investments held at March 31, 2021	$631,151	$112,552	$50,934	$794,637

Investments were transferred into Level 3 during the period ended March 31, 2021 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended March 31, 2021 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:

	Fair Value	Valuation Technique	Unobservable Input	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	$16,750,752	Third-party pricing service	Broker quotes	N/A	Increase
Senior Loans	114,372	Recoverability	Liquidation proceeds	$15M	Increase
Common Stocks	150,085	Third-party pricing service	Broker quotes	N/A	Increase
Warrants	50,934	Market comparable companies (2)	EBITDA	$219.2M	Increase
			EV Multiple	5.0x	Increase

(1)	This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

First Eagle Senior Loan Fund
Notes to Schedule of Investments (unaudited) (concluded)	March 31, 2021

3. DELAYED DRAW LOAN COMMITMENTS

As of March 31, 2021, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

				Net
	Principle			Unrealized
Loan	Amount	Cost	Value	Appreciation
Civitas Solutions Inc. (National Mentor Holdings), Delayed Draw Term Loan - First Lien	$77,609	$77,221	$77,231	$10
Hertz Corp., DIP Delayed Draw Term Loan - First Lien	1,407,273	1,386,164	1,423,984	37,820
Peraton Corp., Delayed Draw Term Loan - First Lien	1,040,676	1,035,472	1,042,414	6,942

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy.